                                                              Exhibit 24(CEI)

                                                                EXHIBIT 24 (CEI)

               POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
               -----------------------------------------------

                 THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
                 -------------------------------------------




        The undersigned, being a director or officer or both (as stated under his or her signature below) of The Cleveland Electric Illuminating Company, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary
R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly and Kevin P. Murphy as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1995, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 1st day of March, 1996.





                                        ROBERT J. FARLING
                                        -----------------------------
                                        Robert J. Farling
                                        Chairman, Chief Executive Officer
                                        and Director




Signed and acknowledged in the presence of: J. T. PERCIO
                                            ---------------------------

                                                                EXHIBIT 24 (CEI)

               POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
               -----------------------------------------------

                 THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
                 -------------------------------------------




        The undersigned, being a director or officer or both (as stated under his or her signature below) of The Cleveland Electric Illuminating Company, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary
R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly and Kevin P. Murphy as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1995, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 29th day of February, 1996.





                                        TERRENCE G. LINNERT
                                        -----------------------------
                                        Terrence G. Linnert
                                        Vice President and Chief Financial
                                        Officer



Signed and acknowledged in the presence of: JEAN M. LeMAY
                                            ----------------------------

                                                                EXHIBIT 24 (CEI)

               POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
               -----------------------------------------------

                 THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
                 -------------------------------------------





        The undersigned, being a director or officer or both (as stated under his or her signature below) of The Cleveland Electric Illuminating Company, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary
R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly and Kevin P. Murphy as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1995, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 29th day of February, 1996.





                                        E. LYLE PEPIN
                                        -----------------------------
                                        E. Lyle Pepin
                                        Controller



Signed and acknowledged in the presence of: RUTH A. HARNER
                                            --------------------------

                                                                EXHIBIT 24 (CEI)

               POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
               -----------------------------------------------

                 THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
                 -------------------------------------------





        The undersigned, being a director or officer or both (as stated under his or her signature below) of The Cleveland Electric Illuminating Company, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary
R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly and Kevin P. Murphy as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1995, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 6th day of March, 1996.





                                        MURRAY R. EDELMAN
                                        -----------------------------
                                        Murray R. Edelman
                                        President and Director




Signed and acknowledged in the presence of: MARIA-ELENA G. JANSEN
                                            --------------------------

                                                                EXHIBIT 24 (CEI)

               POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
               -----------------------------------------------

                 THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
                 -------------------------------------------





        The undersigned, being a director or officer or both (as stated under his or her signature below) of The Cleveland Electric Illuminating Company, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary
R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly and Kevin P. Murphy as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1995, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

        IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 28th day of February, 1996.





                                        FRED J. LANGE, JR.
                                        -----------------------------
                                        Fred J. Lange, Jr.
                                        Vice President and Director




Signed and acknowledged in the presence of:  KENDRA STANO
                                             -------------------------